SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  June 2, 2000
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
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(State of Incorporation)      (Commission File Number)      (IRS Employer
                                                           Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:       (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)



Exhibit Index on Page 4.


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Item 5.  Other Events

On February 18, 2000, Centura Banks, Inc. ("Centura") merged with Triangle Bancorp, Inc. ("Triangle"), in a transaction accounted for as a pooling-of-interests. Centura issued approximately 11.4 million shares to effect the combination and each Triangle shareholder received 0.45 shares of Centura common stock in exchange for each Triangle share. Centura hereby files as an exhibit to Item 7 consolidated financial statements for the years ended December 31, 1999, 1998 and 1997 to reflect the merger as if the two entities had been combined for all periods presented.

Item 7.  Financial Statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: June 2, 2000                          By:  /s/ Steven Goldstein
                                            Steven Goldstein
                                            Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit                       Description of Exhibit
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99.1                       Report of Independent Accountants
99.2                       Consolidated Financial Statements